UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                          FORM 8-K/A

                       (AMENDMENT NO. 1)



                        CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  April 20, 2004




                       CoolSavings, Inc.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)




    Delaware              000-30199             36-4462895
---------------          -------------       -----------------
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation or
organization)




    360 North Michigan Ave., 19th Floor, Chicago, IL 60601
    ------------------------------------------------------
     (Address of principal executive offices and zip code)




Registrant's telephone number, including area code:  (312) 224-5000

ITEM 7: FINANCIAL STATEMENTS, UNAUDITED PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     On February 20, 2004, CoolSavings, Inc., ("CoolSavings") filed a current report on Form 8-K with respect to the acquisition of the Targeted Marketing Services ("TMS") business line of ADS Alliance Data Systems, Inc. a Delaware corporation, ("ADS"). TMS, formerly known as planetU, Inc. ("planetU"), was acquired by ADS from eCPG.net,Inc. d/b/a Transora ("Transora") on December 3, 2002. This current report on Form 8-K/A provides the financial statements and pro forma financial information required by Rule 3-05(a) and (b) and Rule 11-01 of Regulation S-X.

     (a)  Financial Statements of Business Acquired.

          Audited financial statements of planetU, Inc. as of December 3, 2002 and for the period January 1, 2002 through December 3, 2002 are included as Exhibit 99.2 and incorporated herein.

          Audited financial statements of TMS as of December 31, 2002 and for the period December 4, 2002 through December 31, 2002, and as of and for the year ended December 31, 2003 are included as
          Exhibit 99.3 and incorporated herein.

     (b)  Pro Forma Financial Information

          The unaudited pro forma combined balance sheet of CoolSavings as of December 31, 2003 and unaudited pro forma combined statement of operations for the year ended December 31, 2003, giving effect to CoolSavings' acquisition of TMS on February 6, 2004 as if it occurred on January 1, 2003 are included on pages 3-10 hereof.

           UNAUDITED PRO FORMA FINANCIAL INFORMATION

                       CoolSavings, Inc.
       Unaudited Pro Forma Combined Financial Statements


     The following unaudited pro forma combined financial information and explanatory notes present how the combined financial statements of CoolSavings and TMS may have appeared had the businesses actually been combined at January 1, 2003. The unaudited pro forma combined financial information shows the impact of the purchase of the TMS business line by CoolSavings on the businesses' respective historical financial positions and results of operations under the purchase method of accounting. Under this method of accounting, the acquired assets and assumed liabilities of TMS are recorded at their estimated fair values. The pro forma adjustments are based upon preliminary estimates and certain assumptions that CoolSavings believes are reasonable under the circumstances. The allocation of purchase price in excess of net tangible assets acquired is based on CoolSavings estimated fair value of the other intangibles acquired. The actual allocation of the consideration paid may differ from that reflected in the unaudited pro forma combined financial information after a more extensive review of the fair market values of the assets acquired and liabilities assumed has been completed. The unaudited pro forma combined financial information combines the historical financial information of CoolSavings and TMS as of and for the 12 months ended December 31, 2003. The unaudited pro forma combined balance sheet information as of December 31, 2003 gives effect to the acquisition as if it had occurred on that date. The unaudited pro forma combined statement of operations for the 12 months ended December 31, 2003 gives effect to the acquisition as if the acquisition had occurred on January 1, 2003. Adjustments to audited historical financial statements that reflect the acquisition are described in the notes to the unaudited pro forma combined financial information.

     The unaudited pro forma combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined businesses had the entities actually been combined at the beginning of each period presented and had the impact of possible revenue enhancements, expense efficiencies, asset dispositions among other factors, been considered, nor does it purport to indicate the results which may be obtained in the future. In addition, TMS operated as a business line of ADS from December 4, 2002 through December 31, 2003 and as a wholly owned subsidiary of eCPG.net, Inc. d/b/a Transora Corporation from January 1, 2002 through December 3, 2002. As a result, TMS's operating results may have been different had TMS operated as a stand-alone entity. As explained in more detail below in the notes to the unaudited pro forma combined financial information, the unaudited pro forma combined financial information is subject to adjustment. The unaudited pro forma financial information should be read in conjunction with the historical financial statements and notes thereto as of the year ended December 31, 2003 of CoolSavings, included in its annual report on Form 10-K for the year ended December 31, 2003, and the historical financial statements and notes thereto of TMS included elsewhere in this current report.

                       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES
                          UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

                                    AS OF DECEMBER 31, 2003
                                          (Unaudited)
                                        (in thousands)

                                                     TARGETED                    UNAUDITED
                                       COOLSAVINGS,  MARKETING   PRO FORMA       PRO FORMA
                                          INC.       SERVICES   ADJUSTMENTS      COMBINED
                                       ------------ ----------- -----------     -----------
          ASSETS

Current assets:
  Cash and cash equivalents. . . . . . . $    7,347              $     (400) (3) $    6,854
                                                                        (93) (6)
  Accounts receivable, net . . . . . . .      4,786         162        (162) (1)      4,786
  Prepaid assets . . . . . . . . . . . .        392         377        (377) (1)        485
                                                                         93  (6)
  Other assets . . . . . . . . . . . . .         27          27         (27) (1)         27
                                         ----------  ----------  ----------      ----------
     Total current assets. . . . . . . .     12,552         566        (966)         12,152
                                         ----------  ----------  ----------      ----------

Property and equipment . . . . . . . . .      9,112         120        (110) (1)      9,122
Capitalized software costs . . . . . . .      1,490                                   1,490
Capitalized web site costs . . . . . . .      3,599         262        (262) (1)      3,599
                                         ----------  ----------  ----------      ----------

Total. . . . . . . . . . . . . . . . . .     14,201         382        (372)         14,211
Less accumulated depreciation
  and amortization . . . . . . . . . . .    (11,692)       (173)        173  (1)    (11,692)
                                         ----------  ----------  ----------      ----------
                                              2,509         209        (199)          2,519
Intangible assets, patents and licenses,
  net of accumulated amortization. . . .      --            168        (138) (1)         30
Goodwill . . . . . . . . . . . . . . . .                     18         (18) (1)        360
                                                                        360  (3)
                                         ----------  ----------  ----------      ----------

Total assets . . . . . . . . . . . . . . $   15,061  $      961  $     (961)     $   15,061
                                         ==========  ==========  ==========      ==========







                                               4




                       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES
                    UNAUDITED PRO FORMA COMBINED BALANCE SHEETS - CONTINUED

                                    AS OF DECEMBER 31, 2003
                                          (Unaudited)
                                        (in thousands)


                                                     TARGETED                    UNAUDITED
                                       COOLSAVINGS,  MARKETING   PRO FORMA       PRO FORMA
                                          INC.       SERVICES   ADJUSTMENTS      COMBINED
                                       ------------ ----------- -----------     -----------
          LIABILITIES

Current liabilities:
  Accounts payable . . . . . . . . . . . $    1,033                              $    1,033
  Accrued marketing expense. . . . . . .      1,402                                   1,402
  Accrued compensation . . . . . . . . .      1,368                                   1,368
  Accrued interest due to related party.         82                                      82
  Accrued expenses . . . . . . . . . . .      1,806         275        (275) (1)      1,806
  Lease exit cost liability. . . . . . .        206                                     206
  Deferred revenue . . . . . . . . . . .        484           4          (4) (1)        484
  Senior secured note payable. . . . . .      6,059                                   6,059
                                         ----------  ----------  ----------      ----------

     Total current liabilities . . . . .     12,440         279        (279)         12,440
                                         ----------  ----------  ----------      ----------

Long-term liabilities:
  Deferred revenue . . . . . . . . . . .        114                                     114
  Lease exit cost liability. . . . . . .      1,069                                   1,069
                                         ----------  ----------  ----------      ----------

     Total long-term liabilities . . . .      1,183       --          --              1,183

Commitments and contingencies

Convertible redeemable cumulative Series B
  Preferred Stock. . . . . . . . . . . .     24,805                                  24,805

Convertible redeemable Series C
  Preferred Stock. . . . . . . . . . . .      1,950                                   1,950










                                               5




                       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES
                    UNAUDITED PRO FORMA COMBINED BALANCE SHEETS - CONTINUED

                                    AS OF DECEMBER 31, 2003
                                          (Unaudited)
                                        (in thousands)


                                                     TARGETED                    UNAUDITED
                                       COOLSAVINGS,  MARKETING   PRO FORMA       PRO FORMA
                                          INC.       SERVICES   ADJUSTMENTS      COMBINED
                                       ------------ ----------- -----------     -----------

(STOCKHOLDERS' DEFICIT)/DIVISIONAL EQUITY
  Common stock . . . . . . . . . . . . .         39                                      39
  Additional paid-in capital . . . . . .     71,855                                  71,855
  Advances from parent . . . . . . . . .      --          4,718      (4,718) (2)
  Accumulated deficit. . . . . . . . . .    (97,211)     (4,036)      4,036  (2)    (97,211)
                                         ----------  ----------  ----------      ----------

     Total (stockholders' deficit)/
       divisional equity . . . . . . . .    (25,317)        682        (682)        (25,317)
                                         ----------  ----------  ----------      ----------

     Total liabilities, convertible
       redeemable preferred stock and
       (stockholders' deficit)/
       divisional equity . . . . . . . . $   15,061  $      961  $     (961)     $   15,061
                                         ==========  ==========  ==========      ==========



















            The accompanying notes are an integral part of the financial statements

                                               6

                       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES
                     UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                             FOR THE YEAR ENDED DECEMBER 31, 2003
                                          (Unaudited)
                        (in thousands, except share and per share data)

                                                     TARGETED                    UNAUDITED
                                       COOLSAVINGS,  MARKETING   PRO FORMA       PRO FORMA
                                          INC.       SERVICES   ADJUSTMENTS      COMBINED
                                       ------------ ----------- -----------     -----------

Revenue:
  e-marketing services . . . . . . . . . $   32,119  $      955  $    --         $   33,074
  License royalties. . . . . . . . . . .        273                    (217) (4)         56
                                         ----------  ----------  ----------      ----------

Net revenues . . . . . . . . . . . . . .     32,392         955        (217)         33,130
Cost of revenues . . . . . . . . . . . .      2,654         783        (264) (4)      3,173
                                         ----------  ----------  ----------      ----------

Gross profit . . . . . . . . . . . . . .     29,738         172          47          29,957
                                         ----------  ----------  ----------      ----------

Operating expenses:
  Sales and marketing. . . . . . . . . .     17,054       2,213                      19,267
  Product development. . . . . . . . . .      3,033         520                       3,553
  General and administrative . . . . . .      7,962       1,225          17  (5)      9,204
  Lease exit costs . . . . . . . . . . .        519                                     519
  Loss on asset impairment . . . . . . .         81                                      81
                                         ----------  ----------  ----------      ----------

Total operating expenses . . . . . . . .     28,649       3,958          17          32,624
                                         ----------  ----------  ----------      ----------

Income (Loss) from operations. . . . . .      1,089      (3,786)         30          (2,667)

Other income (expense):
  Interest and other income. . . . . . .         40                                      40
  Interest expense . . . . . . . . . . .       (474)                                   (474)
                                         ----------  ----------  ----------      ----------

Total other income (expense) . . . . . .       (434)                                   (434)
                                         ----------  ----------  ----------      ----------





                                               7




                       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES
               UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS - CONTINUED

                             FOR THE YEAR ENDED DECEMBER 31, 2003
                                          (Unaudited)
                        (in thousands, except share and per share data)


                                                     TARGETED                    UNAUDITED
                                       COOLSAVINGS,  MARKETING   PRO FORMA       PRO FORMA
                                          INC.       SERVICES   ADJUSTMENTS      COMBINED
                                       ------------ ----------- -----------     -----------

Loss before income taxes . . . . . . . .        655      (3,786)         30          (3,101)
Income taxes . . . . . . . . . . . . . .      --
                                         ----------  ----------  ----------      ----------
Net income (loss). . . . . . . . . . . .        655      (3,786)         30          (3,101)

Cumulative dividends on Series B
  Preferred Stock. . . . . . . . . . . .     (1,926)      --          --             (1,926)

Loss applicable to the common
  stockholder. . . . . . . . . . . . . .     (1,271)     (3,786)         30          (5,027)
                                         ==========  ==========  ==========      ==========

Basic and diluted net loss per share . . $    (0.03)      --          --         $    (0.13)

Weighted average shares used in the
  calculation of basic and diluted
  net loss per share . . . . . . . . . . 39,107,203                              39,107,203





















                                               8

       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES

  NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
      FOR THE YEAR ENDED DECEMBER 31, 2003 (in thousands)


     The unaudited pro forma combined balance sheet as of December 31, 2003 assumes the acquisition of certain assets of Targeted Marketing Services ("TMS") occurred on December 31, 2003. The unaudited pro forma statement of operations assumes that the acquisition of TMS occurred on January 1, 2003. The unaudited pro forma balance sheet and statement of operations do not give effect to any synergies that might result or any discontinued expenses from the acquisition of TMS. Accordingly, the unaudited pro forma financial results are not necessarily indicative of what would have occurred if the acquisition had been consummated on January 1, 2003, nor are they necessarily indicative of future combined results.

     The purchase price was approximately $400, which included $100 paid in cash to the seller and transaction costs of approximately $300. CoolSavings also paid $93 pursuant to a Transition Services Agreement, whereby ADS will provide CoolSavings with certain data hosting and facility services to support uninterrupted service during the transition of the TMS business from ADS to CoolSavings. The initial term of the Transition Services Agreement is six months with rights of renewal for successive one month periods which are subject to additional payments of $40 per month. These transition expenses will be reflected in the statement of operations of CoolSavings in 2004 and are not reflected in the proforma statement of operations for the year ended December 31, 2003. The payment of $93 is reflected as a prepayment of services in the accompanying proforma balance sheet as of December 31, 2003.

     Additionally, pursuant to the Asset Purchase Agreement, CoolSavings received an option to acquire a specific patent. The option has an exercise price of $25 and is exercisable only if, after final conclusion of the existing litigation surrounding the patent, ADS continues to own the patent. The value of this option has been considered in the allocation of purchase price in (3) below.

     In addition, in connection with the acquisition, CoolSavings released ADS from the future royalty payments due to CoolSavings under a pre-existing cross license agreement. The cross license agreement remains in place between ADS and CoolSavings. As of December 31, 2003, CoolSavings had recorded a deferred revenue liability of $377 related to these royalty obligations. The related prepaid asset recorded by ADS on TMS' balance sheet as of December 31, 2003 has been eliminated in (1) below. The reduction of future royalty payments from revenue and expense is reflected as a proforma adjustment to the statement of operations (refer to (4) below).

     The following is a summary of the estimated adjustments, based upon available information and certain assumptions that management believes are reasonable, which are reflected in the unaudited pro forma combined balance sheet and statement of operations. In accordance with Statement of Financial Accounting Standards (SFAS) No. 141 "Business Combinations", the Company is in the process of evaluating the initial recognition and measurement of goodwill and other intangibles.

       COOLSAVINGS, INC. AND TARGETED MARKETING SERVICES

      FOR THE YEAR ENDED DECEMBER 31, 2003 (in thousands)


     (1) Represents the elimination of non-assumed assets and liabilities and adjustments to the fair value for assets acquired pursuant to the Asset Purchase Agreement (see note 3 below)

          Total assets of TMS. . . . . . . . . . . . $    961
          Less assets not acquired:
            Accounts receivable, net . . . . . . . .     (162)
            Prepaid assets . . . . . . . . . . . . .     (377)
            Other assets . . . . . . . . . . . . . .      (27)
            Property and equipment, net. . . . . . .      (79)
            Intangible assets, net . . . . . . . . .     (138)
            Capitalized website costs. . . . . . . .     (120)
            Goodwill . . . . . . . . . . . . . . . .      (18)
                                                     --------
          Total assets acquired. . . . . . . . . . . $     40
                                                     ========

          Total liabilities of TMS . . . . . . . . . $    279
          Less liabilities not assumed:
            Accrued Expenses . . . . . . . . . . . .     (275)
            Deferred revenue . . . . . . . . . . . .       (4)
                                                     --------
          Total liabilities assumed. . . . . . . . . $      0
                                                     ========
          Net assets acquired. . . . . . . . . . . . $     40
                                                     ========

     (2)  To eliminate Divisional Equity of TMS

     (3) Represents the acquisition of technology, property and equipment, and a customer relationship for a net cash purchase price of $400 including estimated acquisition deal costs, which was financed from existing cash on hand. The excess of the total purchase price over the fair value of assets acquired and liabilities assumed has been recorded as goodwill and is summarized as follows:

          Cash Purchase Price. . . . . . . . . . . . $    400
          Customer Contract. . . . . . . . . . . . .      (20)
          Property and equipment . . . . . . . . . .      (10)
          Technology . . . . . . . . . . . . . . . .      (10)
                                                     --------
          Goodwill . . . . . . . . . . . . . . . . . $    360
                                                     ========

     (4) Reduction of royalty revenue and expense for a patent license agreement between TMS and CoolSavings, Inc.

     (5)  Depreciation and amortization of acquired assets:

                                      EstimatedDepreciation/
          Asset                Cost  Useful LifeAmortization
          -----                ----  ------------------------

          Customer Contract     $20   10 years       $ 2
          Technology             10   6 months        10
          Property and Equipment 10    2 years         5
                                ---                  ---
              Total             $40                  $17
                                ===                  ===

     (6)  Reflects prepayment of $93 to ADS from transition services.

     (c)  EXHIBITS

          2.1*+Asset Purchase Agreement, dated as of February 6, 2004, by and among CoolSavings, Inc., ADS Alliance Data
               Systems, Inc. and Alliance Data Systems Corporation.

          2.2*+Transition Services Agreement, dated as of February 6,
               2004, by and between CoolSavings, Inc. and ADS Alliance Data Systems, Inc.

          23.1 Consent of independent accountants

          99.1*CoolSavings' Press Release, dated February 9, 2004

          99.2 Audited financial statements of planetU, Inc. as of December 3, 2002 and for theperiod of January 1, 2002 through December 3, 2002 areincluded as Exhibit 99.2 and incorporated herein

          99.3 Audited financial statements of TMS as of December 31, 2002 and for the period December 4, 2002 through December 31, 2002 and as of and for the year ended December 31, 2003 are included as Exhibit 99.3 and incorporated herein

          --------------------


          *    Previously filed on a Form 8-K dated February 20, 2004.

          + Except for the Transition Services Agreement, the exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601
               (b)(2) of Regulation S-K. CoolSavings will furnish copies of any of the exhibits and schedules to the Securities and Exchange Commission upon request.

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COOLSAVINGS, INC.



                              By:  /s/ Matthew Moog
                                   ------------------------
                                   Matthew Moog
                                   President and
                                   Chief Executive Officer





Dated:  April 20, 2004















































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